UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 13, 2017
Date of Report (Date of earliest event reported)

NATURAL HEALTH TRENDS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36849	59-2705336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 Deep Valley Drive, Suite 395, Rolling Hills Estates, California 90274
(Address of principal executive offices, including zip code)

(310) 541-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Lane Gorman Trubitt, LLC

The Audit Committee of the Board of Directors of Natural Health Trends Corp. (the “Company”) recently completed a competitive process to determine which audit firm would serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. As a result of that process, on March 13, 2017, the Company notified Lane Gorman Trubitt, LLC (“Lane Gorman”) of its dismissal as the Company’s independent registered public accounting firm effective as of that date as a result of the Audit Committee’s decision to change audit firms.

During the years ended December 31, 2015 and 2016 and through March 13, 2017, (i) there were no disagreements with Lane Gorman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lane Gorman, would have caused Lane Gorman to make reference thereto in its reports on the financial statements for such years, and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The audit reports of Lane Gorman on the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of Lane Gorman on the effectiveness of internal control over financial reporting as of December 31, 2015 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has furnished to Lane Gorman the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Lane Gorman’s letter to the Securities and Exchange Commission, dated March 13, 2017, regarding these statements.

(b) Engagement of New Independent Registered Public Accounting Firm

On March 13, 2017, the Company’s Audit Committee unanimously approved the engagement of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm to perform an integrated audit of its consolidated financial statements for the fiscal year ending December 31, 2017 and its internal control over financial reporting as of December 31, 2017.

During the years ended December 31, 2015 and 2016 and through March 13, 2017, the Company did not consult with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or on the effectiveness of its internal control over financial reporting, or (ii) any matter that was the subject of a disagreement as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K or a reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1       Letter, dated March 13, 2017, from Lane Gorman Trubitt, LLC to the Securities and Exchange Commission regarding the change in the independent registered public accounting firm of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2017

NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter, dated March 13, 2017, from Lane Gorman Trubitt, LLC to the Securities and Exchange Commission regarding the change in the independent registered public accounting firm of the Company